Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

March 6, 2020
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Re:            Prudential Discovery Premier Group Variable Contract Account
            (File No. 811-09799)

            Discovery Premier Group Retirement Annuity II
            (File No. 333-95637)
Dear Commissioners:
On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record, if applicable. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the fund companies specified below:
Fund Company         1940 Act Registration No.

Variable Insurance Products Fund II         811-05511
Variable Insurance Products Fund III         811-07205

If you have any questions regarding this filing, please contact me at (860) 534-4245.
Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Corporate Counsel